UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 19, 2026 (February 18, 2026)

VANDA PHARMACEUTICALS INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-34186	03-0491827
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
2200 Pennsylvania Avenue NW
Suite 300E
Washington, DC 20037
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (202) 734-3400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VNDA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 18, 2026, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Vanda Pharmaceuticals Inc. (the “Company”) awarded 2025 annual bonuses and approved 2026 annual base salaries and 2026 bonus target amounts for the Company’s named executive officers. Prior to approving the foregoing, the Compensation Committee reviewed an analysis of the Company’s executive compensation compared to the Company’s peer group conducted by Willis Towers Watson, a compensation consultant engaged by the Compensation Committee.
The Compensation Committee awarded bonuses for performance for the twelve-month period ended December 31, 2025 in the amounts set forth opposite the names of the executive officers listed below.

Name	Position	2025 Bonus
Mihael H. Polymeropoulos, M.D.	President, Chief Executive Officer and Chairman of the Board	$834,326
Kevin Moran	Senior Vice President, Chief Financial Officer and Treasurer	$272,129
Gunther Birznieks	Senior Vice President, Business Development	$272,129
Joakim Wijkstrom	Senior Vice President, Chief Marketing Officer	$281,686
Timothy Williams	Senior Vice President, General Counsel and Secretary	$272,129
The Compensation Committee approved 2026 annual base salaries and 2026 bonus target amounts for the twelve-month period ending December 31, 2026 in the amounts set forth opposite the names of the executive officers listed below.

Name	Position	2026 Base Salary	2026 Target Bonus
Mihael H. Polymeropoulos, M.D.	President, Chief Executive Officer and Chairman of the Board	$994,625	80%
Kevin Moran	Senior Vice President, Chief Financial Officer and Treasurer	$576,735	45%
Gunther Birznieks	Senior Vice President, Business Development	$576,735	45%
Joakim Wijkstrom	Senior Vice President, Chief Marketing Officer	$596,990	45%
Timothy Williams	Senior Vice President, General Counsel and Secretary	$576,735	45%
In addition, on February 18, 2026, the Compensation Committee granted restricted stock unit (“RSU”) and performance restricted stock unit (“PSU”) awards under the Company’s Amended and Restated 2016 Equity Incentive Plan, as amended (the “Plan”), to the Company’s named executive officers in the amounts set forth opposite the names of the executive officers listed below. The RSUs for all named executive officers will vest in four equal annual installments beginning on March 1, 2027. The PSUs for all named executive officers will be earned based on the Company’s relative Total Stockholder Return (“TSR”) over a three-year performance period beginning on December 31, 2025, as described in greater detail below.

Name	Position	Number of RSUs	Target Number of PSUs
Mihael H. Polymeropoulos, M.D.	President, Chief Executive Officer and Chairman of the Board	525,000	175,000
Kevin Moran	Senior Vice President, Chief Financial Officer and Treasurer	125,000	40,000
Gunther Birznieks	Senior Vice President, Business Development	125,000	40,000
Joakim Wijkstrom	Senior Vice President, Chief Marketing Officer	125,000	40,000
Timothy Williams	Senior Vice President, General Counsel and Secretary	125,000	40,000

The PSUs entitle each executive to earn a number of shares of the Company’s common stock ranging from 50% to 150% of the target number of PSUs granted, based on the Company’s TSR relative to the TSR of the companies comprising the Nasdaq Biotechnology Index (“Relative TSR”), over the three-year performance period beginning on December 31, 2025 and ending on December 31, 2028 (the “Performance Period”), as set forth below and subject to the executive’s continued employment through the Compensation Committee’s certification of performance following the end of the Performance Period. Linear interpolation will be used to calculate actual awards for performance between the percentiles indicated below. No dividends are paid or accrued on the PSUs. Following the end of the Performance Period, the Compensation Committee will determine the extent to which the applicable performance goals have been achieved and will determine the number of PSUs, if any, that have been earned, and any such earned PSUs will vest on March 1, 2029.

Performance Level	Relative TSR Percentile Ranking	Payout (% of Target Award Earned)
Below Threshold	Less than 25th percentile	0%
Threshold	25th percentile	50%
Target	50th percentile	100%
Maximum	75th percentile or greater	150%
The descriptions of the RSU and PSU awards are qualified by reference to the full text of the Form of Restricted Stock Unit Award Agreement, which was filed as Exhibit 10.1 to the registrant’s quarterly report on Form 10-Q on May 8, 2025, and the Form of Performance Restricted Stock Unit Award Agreement, which is attached hereto as Exhibit 10.1, and by reference to the Plan which was filed as Exhibit 10.1 to the registrant’s registration statement on Form S-8 on June 5, 2025.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

10.1	Form of Performance Restricted Stock Unit Award under Amended and Restated 2016 Equity Incentive Plan, as amended.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 19, 2026	VANDA PHARMACEUTICALS INC.

		By:	/s/ Timothy Williams
		Name:	Timothy Williams
		Title:	Senior Vice President, General Counsel and Secretary